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                                                                   Exhibit 10.10

           SECOND AMENDMENT TO THE EXCLUSIVE PATENT LICENSE AGREEMENT
                                     BETWEEN
                        DIRECT HIT TECHNOLOGIES, INC. AND
              GARY CULLISS AND DRAPER FISHER ASSOCIATES FUND IV, LP
                               DATED MAY 22, 1998

         This Second Amendment to the Exclusive Patent License Agreement ("Agreement") between Direct Hit Technologies, Inc., a Delaware corporation ("Direct Hit"), Gary Culliss ("Culliss") and Draper Fisher Associates Fund IV, LP ("Draper") dated May 22, 1998, as amended November 11, 1998, is made and entered into as of July 16, 1999.

         In the event of inconsistencies between the Agreement and this Second Amendment, the terms and conditions of this Second Amendment shall be controlling. Unless specifically modified or changed by the terms of this Second Amendment, all terms and conditions of the Agreement shall remain in effect and shall apply fully as described and set forth in the Agreement. All defined terms used herein and not separately defined shall have the same meanings as set forth in the Agreement.

         NOW, THEREFORE, the parties agree to modify the Agreement as follows:

         1. Section 6.6(C) is hereby amended and restated to read in its entirety as follows:

         "(c) Culliss agrees to grant (i) an undivided 23.0% interest in the Culliss Patents to Draper, (ii) an undivided 4.7% interest in the Culliss Patents to Mosaic Venture partners, LP I ("Mosaic"), (iii) an undivided 7.9% interest in the Culliss Patents to TA Associates, Inc. ("TA"), (iv) an undivided 4.0% interest in the Culliss Patents to Hikari Tsushin, Inc. ("Hikari"), (v) an undivided 1.6% interest in the Culliss Patents to Viventures Partners ("Viventures"), (vi) an undivided 1.6% interest in the Culliss Patents to Mercury Investors, LLC ("Mercury"), (vii) an undivided 1.6% interest in the Culliss Patents to Commonwealth Capital Ventures II, L.P ("Commonwealth"),
(viii) an undivided 0.4% interest in the Culliss Patents to Cornerstone Equities, LLC ("Cornerstone"), (ix) an undivided 0.4% interest in the Culliss Patents to McCloskey 1996 GRAT 5 ("McCloskey"), (x) an undivided 0.12% interest in the Culliss Patents to D-W Investments, L. P. ("D-W"), (xi) an undivided 0.12% interest in the Culliss Patents to P-J Investments ("P-J"), (xii) an undivided 0.4% interest in the Culliss Patents to Bayview 99 I, LP ("Bayview"),
(xiii) an undivided 0.2% interest in the Culliss Patents to BV Middle East, Ltd. ("BV") and (xiv) an undivided 0.2% interest in the Culliss Patents to DS Capital, LLC ("DS') so that Culliss, Draper, Mosaic, TA, Hikari, Viventures, Mercury, Commonwealth, Cornerstone, McCloskey, D-W, P-J, Bayview, BV and DS shall become joint-owners of the Culliss Patents."

         This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                             [Signatures to Follow]


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         IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Agreement as of the date set forth above. All originally signed copies of this Second Amendment to Agreement shall be deemed originals.

                                               DIRECT HIT TECHNOLOGIES, INC.


                                               By: /s/ Michael Cassidy
                                                  ------------------------------
                                                  Michael Cassidy, President


                                                /s/ Gary Culliss
                                               -------------------------------
                                               Gary Culliss




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                           COUNTERPART SIGNATURE PAGE
           SECOND AMENDMENT TO THE EXCLUSIVE PATENT LICENSE AGREEMENT
                          DIRECT HIT TECHNOLOGIES, INC.


If you are an individual,               Name (Please Print)
please sign and print your name
to the right                            --------------------------------------

                                        --------------------------------------
                                        Signature

If you are signing on behalf of         Name of Organization
an entity, please print the legal       Draper Fisher Associates Fund IV, L.P.
name of the entity and sign to          --------------------------------------
the right, indicating your title
                                        Name (Please Print)
                                         /s/ Warren Packard
                                        --------------------------------------

                                        Title: Director
                                              --------------------------------